Exhibit 10.27
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

CAPITAL CROSSING BANK
101 Summer Street
Boston, MA 02110

Attn:  W. Kenneth Weidman, Jr.,
Senior Vice President

Capital Crossing Bank
Loan #1330021-10211
--------------------------------------------------------------------------------
                                      (Space above this line for Recorder's use)


NAME OF THE TRANSACTIONS AND DOCUMENT:
-------------------------------------

MODIFICATION TO DEED OF TRUST AND LOAN DOCUMENTS

FIRST PARTY:
-----------

1.       PORTLAND BREWING BUILDING, L.L.C.,
                      an Oregon limited liability company

2.       PORTLAND BREWING COMPANY, an Oregon corporation

3.       CAPITAL CROSSING BANK,
                      a Massachusetts chartered banking institution


SECOND PARTY:
------------

1.       PORTLAND BREWING BUILDING, L.L.C.,
                      an Oregon limited liability company

2.       PORTLAND BREWING COMPANY, an Oregon corporation

3.       CAPITAL CROSSING BANK,
                      a Massachusetts chartered banking institution


Assessor's Tax Account Number(s) for the Property:
R94129-1150 and R94129-1151.

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

CAPITAL CROSSING BANK
101 Summer Street
Boston, MA 02110

Attn:  W. Kenneth Weidman, Jr.,
Senior Vice President

Capital Crossing Bank
Loan #1330021-10211
--------------------------------------------------------------------------------
                                                (Space above for Recorder's use)

                                 MODIFICATION TO
                                 ---------------
                        DEED OF TRUST AND LOAN DOCUMENTS
                        --------------------------------

DATED:            September 19, 2001

BY:               PORTLAND BREWING BUILDING, L.L.C.,
                  an Oregon limited liability company
                  whose address is:
                  2730 NW 31st Avenue
                  Portland, OR 97210                                 BORROWER

AND:              PORTLAND BREWING COMPANY, an Oregon corporation
                  whose address is:
                  2730 NW 31st Avenue
                  Portland, OR 97210                                 TRANSFEREE


IN FAVOR
OF:               CAPITAL CROSSING BANK,
                  a Massachusetts chartered banking institution
                  whose address is:
                  c/o 101 Summer Street
                  Boston, MA 02110
                  Attn:  W. Kenneth Weidman, Jr.,
                         Senior Vice President                       LENDER


                  By assignment from BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as the original lender/payee (the "Original Lender"), Lender holds the loan and security instruments in connection with a secured mortgage loan made to Borrower in the original principal amount of $1,200,000 (the "Loan") secured by certain property in Multnomah County, in the State of Oregon (the "Property"), known as "2730 NW 31st Avenue, Portland, Oregon," and described as follows:

                  The Real Property described in that certain Commercial Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents by Borrower as grantor in favor of Original Lender as beneficiary, recorded on October 22, 1996, as Recorders Fee No. 96159866, Official Records of Multnomah County, Oregon (the "Trust Deed"). The Property Tax Account(s) for such property is/are: R94129-1150 and R94129-1151.

                  Borrower has requested Lender's consent to a transfer of the Property to Transferee in consideration of the issuance of certain stock of Transferee to Borrower.

                  The Loan was made pursuant to a Standing Loan Agreement between Original Lender and Borrower dated as of October 18, 1996 ("Loan Agreement"). The Loan is evidenced by a Promissory Note dated October 18, 1996 (the "Note"). The Loan is also evidenced or secured by: (i) the Trust Deed referenced above, (ii) security interests created by the Trust Deed, and as may be evidenced by financing statements filed with the Secretary of State of the State of Oregon and in Multnomah County, (iii) certain Loan guaranty instruments (each a "Guaranty" and, collectively, the "Guaranties"), each of which is named a Guaranty of Payment and Performance, signed by each of MacTarnahan Limited Partnership, an Oregon limited partnership ("MLP"), Electra Partners, Inc., an Oregon corporation ("Electra"), Harmer Mill and Logging Supply Co., dba Harmer Co., an Oregon corporation ("Harmer"), Peter F. Adams ("PFA"), Charles A. Adams ("CAA"), Howard M. Wall, Jr. ("HMW"), Patricia Mead Wall ("PMW"), Robert MacTarnahan ("RMT"), and L & L Land, an Oregon general partnership ("L&L"), as guarantors of the Loan (MLP, Electra, Harmer, PFA, CAA, HMW, PMW, RMT and L&L are each a "Guarantor" and, collectively, the "Guarantors"), (iv) any opinion letter from Borrower's counsel, and any other certificate or instrument signed by Borrower and/or any Guarantor, that was delivered in connection with the Loan (collectively, all of the foregoing, as supplemented, are the "Loan Instruments"). In addition, Borrower and each Guarantor executed and delivered to Lender a Certificate and Indemnity Agreement Regarding Building Laws and Hazardous Substances (the "Indemnity Agreement").

                  This MODIFICATION TO DEED OF TRUST AND ASSIGNMENT OF RENTS AND LEASES ("Agreement") is being executed to evidence Lender's consent to the transfer to Transferee and to the continuation of the Loan on the Property, pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, FOR VALUE RECEIVED, the undersigned hereby agree with Lender as follows:

         1. Incorporation of Recitals; Certain Definitions. As used below, the "Property" means the "Property" as defined and described in the Trust Deed. Any capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Trust Deed. The recitals are incorporated as part of the body of this instrument.

         2. Consent to Transfer to Transferee; No Release. Upon satisfaction of the terms and conditions of this Agreement, Lender hereby consents to and approves the transfer of the

Property and Borrower's interest in any additional Collateral as described in the Trust Deed to Transferee, as encumbered by the lien, security interests, fixture filing, and assignment of leases and rents as set forth in the Trust Deed, without affecting in any manner the restrictions and requirements of the Trust Deed and other Loan Instruments with respect to any further or additional transfer (other than to Transferee). Except for Lender's interests under the Loan Instruments, there will be no other or additional mortgage, deed of trust, or other subordinate lien or financial encumbrance against the Property. Notwithstanding any provision to the contrary in the Trust Deed or any other agreement, any future or additional transfer or assignment by Transferee or in the beneficial interests in Transferee will be subject to the provisions of the Trust Deed related to "Accelerating Transfers" (Section 17) and shall permit Lender to adjust the interest rate on the Loan and charge processing and assumption fees and charges for reimbursements of costs, in the same manner as if the transfer of the Property were by the original grantor under the Trust Deed.

         Contemporaneously herewith, Borrower and/or Transferee have made (or will make) an additional payment to Lender in reduction of the principal balance of the Note, in the amount of ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($100,000,00). Such payment will be in addition to the regular monthly payments that are payable on the Note, and will not affect any other monthly payment or installment required under the terms of the Note (except only as it may reduce the principal balance remaining). Payment of the amount under this paragraph has been mutually agreed to between the parties as a "one time only" principal reduction that Lender is accepting without the imposition of a prepayment penalty or prepayment charge and notwithstanding any other limitation in the Note concerning prepayment, which remain in full force and effect as to any and all payments (other than the payment of $100,000 described above).

         Effective at closing of the transfer to Transferee evidenced by the recordation of the deed conveying fee title to Transferee, Transferee assumes and agrees to perform and comply with all of the terms and conditions in the Loan Instruments and Indemnity Agreement (as modified by this Agreement), in the same manner as if Transferee had been the original maker and obligor of the Loan Instruments and Indemnity Agreement (as modified by this Agreement). Neither Borrower nor any Guarantor is released from the performance of any obligation under the Loan Instruments or Indemnity Agreement. Borrower, Transferee, and each Guarantor ratify and confirm that they are jointly and severally, personally liable under the Note and other Loan Instruments and under the Indemnity Agreement.

         3. Maturity Date. The maturity date of the Note, and for the obligations secured by the Trust Deed, remains unchanged and will continue to be November 1, 2003.

         4. Documents Delivered in Connection with Transfer. In connection with such Loan Instruments, Indemnity Agreement and transfers, Borrower and Transferee and each Guarantor are executing this Agreement, and Transferee is executing one or more additional documents in favor of Lender (all of such documents and this Agreement are the "Additional Documents"). The Additional Documents will include UCC-1 and UCC-1A financing statements in the name of Transferee as debtor ("UCC Financing Statements"), which will be filed in connection with the execution of this Agreement The undersigned do hereby warrant and acknowledge to Lender that the Loan Instruments, Indemnity Agreement and the Additional

Documents in favor of Lender are good and valid and in all respects free from all defenses as of the date hereof, both in law and in equity, and that any person acquiring or purchasing such Loan Instruments, Indemnity Agreement and/or Additional Documents in connection therewith or otherwise acquiring any interest therein, may do so in reliance upon the truth of the matters herein recited.

         5. Fees, Costs and Title Insurance. To obtain Lender's consent and facilitate this transaction, the parties have agreed to pay to Lender a processing/assumption fee of $2,500, which will be paid on or before the date this Agreement is recorded. The parties will be responsible for all costs incurred in this transaction, including (without limitation) recording and filing fees in connection with this transaction and Lender's reasonable attorneys' fees (estimated at $1,350), in connection with this Agreement, the Additional Documents, and the consummation of this transaction. Borrower and/or Transferee will be responsible for paying the costs of endorsements to Lender's mortgagee's title policy insuring the continued priority of the Trust Deed as supplemented by this Agreement, as a first lien on the Property, and that such title policy is not impaired by this Agreement. Such endorsements will be obtained at the time of the recordation of this instrument. Transferee will provide to Lender a certified true copy of the deed from Borrower to Transferee and evidence of the filing of the UCC Financing Statements. The filed UCC Financing Statements (or confirmation of filing) will be returned to Lender, after they are filed in the appropriate office.

         6. Various State Law Provisions and Representations.

                  6.1 Purpose of Transaction. Each of Borrower, Guarantor and Transferee warrants that it is engaging in this transaction exclusively for business, commercial or investment purposes.

                  6.2 Oregon Statutory Notice Concerning Insurance. Effective January 1, 1996, Chapter 313 of Oregon Laws 1994 amends ORS 746.201 to require that in loans in which the lender has the right to purchase insurance in the event the borrower fails to carry insurance, the loan document must contain a warning in substantially the following form in 10-point type:

                                    "WARNING

                           "Unless you provide us with evidence of the insurance
                  coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

                           "You are responsible for the cost of any insurance
                  purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

                           "The coverage we purchase may be considerably more
                  expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law."

                  6.3 Oregon Statutory Notice Concerning Written Agreements. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDERS TO BE ENFORCEABLE.

         7. Secured Obligations. The Loan Instruments, as supplemented, secure the prompt payment and performance, when due, of all obligations of the maker/borrower/grantor under all such Loan Instruments. Each of Borrower, the Guarantors, and Transferee affirms and reaffirms to Lender each of the representations, warranties, covenants and agreements of the maker/borrower/grantor set forth in the Loan Instruments, as supplemented, with the same force and effect as if each were separately stated in and made as of the date of this Agreement. Each person liable on the Indemnity Agreement and Transferee affirms and reaffirms to Lender each of the representations, warranties, covenants and agreements of the indemnitor set forth in the Indemnity Agreement, as supplemented, with the same force and effect as if each were separately stated in and made as of the date of this Agreement.

         8. General Provisions.

                  8.1 Representations of Parties to Lender. Borrower, Guarantors and Transferee (hereinafter sometimes referred to individually as an "Obligor" and collectively as "Obligors") each hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that: (i) the original Note, Trust Deed, and other Loan Instruments and Indemnity Agreement (as modified by this Agreement) represent the legal, valid, binding and enforceable obligations of such parties (as applicable); (ii) the balance of the Loan as of August 20, 2001 is/was $1,078,853.16, plus accrued but unpaid interest; (iii) there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever available to such parties with respect to any of such instruments or the Loan; and (iv) no event has occurred and no condition exists which would constitute a default under such instruments or this Agreement, either with or without notice or lapse of time, or both.

                  8.2 Ratification. Except as specifically modified pursuant to this Agreement, all the terms and provisions of the Loan Instruments and Indemnity Agreement are hereby ratified and reaffirmed.

                  8.3 No Relinquishment of Liens. This Agreement shall in no way act as a release or relinquishment of the original liens, security interests and rights (collectively called the "Liens") securing payment of the Note, as amended, including without limitation the Liens created by the Trust Deed. The Liens are hereby renewed, extended, ratified and confirmed in all respects.

                  8.4 Full Force and Effect. This Agreement and the Loan Instruments and Indemnity Agreement are in full force and effect, and nothing contained in this Agreement shall be construed as modifying such documents, except as specifically provided pursuant to this Agreement.

                  8.5 Applicable Law. This Agreement has been executed and delivered in the state of Oregon. The law of the State of Oregon shall be applicable for the purpose of construing and determining the validity of this Agreement.

                  8.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                  8.7 Waivers; Transferability. Each of the Obligors hereby waives notice of any and every sale, pledge, assignment or transfer of said Loan Instruments, Indemnity Agreement and other Additional Documents. This Agreement is made for the purpose of better enabling the legal holder or holders of said Loan Instruments, Indemnity Agreement and/or Additional Documents to sell, pledge or otherwise dispose of same, freely at any time, and so as to insure the transferee or transferees, pledgee or pledgees thereof against any claim of defense thereto as of the date hereof by any Obligor thereon, and its heirs, personal representatives or assigns.

                  8.8 Venue and Jurisdiction. In connection with the Loan Instruments, the Indemnity Agreement, this Agreement and the other Additional Documents, EACH OBLIGOR AND EACH OTHER PERSON NOW OR AT ANY TIME THEREAFTER LIABLE, WHETHER PRIMARILY OR SECONDARILY, HEREUNDER HEREBY AGREES TO THE VENUE AND JURISDICTION OF ANY COURT IN THE STATE OF OREGON REGARDING ALL ACTIONS, PROCEEDINGS OR OTHER MATTERS ARISING DIRECTLY OR INDIRECTLY HEREUNDER, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITALE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OBLIGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSSED TO THE OBLIGOR CARE OF THE GRANTOR'S ADDRESS FOR NOTICES PURPOSES PURSUANT TO THE TRUST DEED AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  8.9 Consideration for Transfer. Each Obligor acknowledges and agrees that there is valuable consideration for their execution of this instrument. Any and all reserves or funds held by Lender in connection with the Loan will be deemed transferred to Transferee upon the assumption of the Loan as evidenced by this instrument. Lender is assuming no responsibility or obligation to verify the payment or transfer of consideration between Borrower and Transferee, nor the adequacy or sufficiency thereof, nor for compliance with applicable state and federal statutes with respect thereto. The actual consideration between Borrower and Transferee for transfer of the Property is the sole responsibility of such parties (and not of Lender), and Lender will have no obligation or liability with respect thereto.

                  8.10 Further Assurances. In connection with the transfer to and assumption by Transferee, the parties will provide such further assurances as may be reasonably required by Lender in order to carry out the parties' intent and agreement as set forth in this Agreement. From and after the date of its acquisition of the Property, Transferee will provide financial and other reports, documents, statements, notices and information as required pursuant to the Loan Agreement (Section 2.6 and other provisions of the Loan Agreement, incorporated herein by this reference) and other Loan Instruments, in the same manner as required of Borrower as provided therein.

                  8.11 Joint and Several Liability. All obligations of Borrower, Transferee and each Guarantor under the Loan Instruments, Indemnity Agreement, this Agreement and the other Additional Documents are joint and several.

                  8.12 Excluded Collateral. The Trust Deed and other Loan Instruments and the UCC financing statement filed in connection with this Agreement will encumber all of the "Property" (as defined in the Trust Deed) that Transferee acquires from Borrower, and any after-acquired Property that is used in connection with the operation of the Improvements as such (e.g., heating ventilation and air conditioning systems, health and safety systems, facilities used to provide utility services, parking facilities, garbage disposal and other building systems), but will not encumber the presently owned or after-acquired furniture, fixtures, and equipment ("FF&E"), personal property and other operating assets of Transferee that (a) were not acquired by Transferee from Borrower by deed, and (b) are used in connection with the operation of business by Transferee at the Property (the "Excluded Business Collateral").



                           [NO MORE TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, this instrument has been duly executed as of the date and year first written above.

TRANSFEREE:                PORTLAND BREWING COMPANY, an Oregon corporation



                           By:  /s/ Charles A. Adams
                                ------------------------------------------------
                           Name (printed):  Charles A. Adams
                           Title:               President

STATE OF OREGON            )
                           )ss.
County of Multnomah        )

On this 17 day of September, 2001, before me personally appeared Charles A. Adams, who being by me duly sworn, did say that he/she is the President of PORTLAND BREWING COMPANY, an Oregon corporation, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said entities, by authority duly given, and acknowledged the said instrument to be their act and deed.



                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                            /s/ Kathy A. Peabody
                                            ----------------------------------
                                            Notary Public in and for OREGON
                                            My commission expires:  4/10/05

BORROWER:                  PORTLAND BREWING BUILDING, L.L.C.,
                           an Oregon limited liability company

                           By: MACTARNAHAN LIMITED PARTNERSHIP, an
                               Oregon limited partnership, as Member

                               By:  HARMER MILL AND LOGGING SUPPLY CO.,
                               DBA  HARMER CO., an Oregon corporation, its
                               General Partner

                               By:  /s/ R.M. MacTarnahan
                                    -------------------------------------------
                                        R.M. MacTarnahan, its President

                           By: ELECTRA PARTNERS, INC.
                               an Oregon corporation, as Member

                               By:  /s/ Charles A. Adams
                                    -------------------------------------------
                                        Charles A. Adams, its President

EXISTING GUARANTORS:

GUARANTOR:                 MACTARNAHAN LIMITED PARTNERSHIP, an
                           Oregon limited partnership

                           By:  HARMER MILL AND LOGGING SUPPLY CO.,
                           DBA  HARMER CO., an Oregon corporation, its
                           General Partner

                           By:  /s/ RM MacTarnahan
                                -----------------------------------------------
                                    RM MacTarnahan, its President

GUARANTOR:                 ELECTRA PARTNERS, INC.,
                           an Oregon corporation



                           By:  /s/ Charles A. Adams
                                -----------------------------------------------
                                    Charles A. Adams, its President



GUARANTOR:                 L & L LAND, an Oregon general partnership



                           By:  /s/ Patricia Mead-Wall
                                -----------------------------------------------
                                    Patricia Mead Wall, its General Partner



                           By:  /s/ Howard M. Wall, Jr.
                                -----------------------------------------------
                                    Howard M. Wall, Jr., its General Partner

GUARANTOR:                 HOWARD M. WALL, JR.



                           /s/ Howard M. Wall, Jr.
                           ----------------------------------------------------
                                    Howard M. Wall, Jr., individually



GUARANTOR:                 PATRICIA MEAD WALL



                           /s/ Patricia Mead-Wall
                           ----------------------------------------------------
                                   Patricia Mead Wall, individually

GUARANTOR:                 HARMER MILL AND LOGGING SUPPLY CO., DBA
                                            HARMER CO., an Oregon corporation



                           By:  /s/ RM MacTarnahan
                                -----------------------------------------------
                                    RM MacTarnahan, its President



GUARANTOR:                 PETER F. ADAMS



                           /s/ Peter F. Adams
                           ----------------------------------------------------
                           Peter F. Adams, individually



GUARANTOR:                 CHARLES A. ADAMS



                           /s/ Charles A. Adams
                           ----------------------------------------------------
                           Charles A. Adams, individually



GUARANTOR:                 ROBERT MACTARNAHAN



                           /s/ Robert MacTarnahan
                           ----------------------------------------------------
                           Robert Mactarnahan, individually

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

On this 19 day of September, 2001, before me personally appeared Robert M. MacTarnahan, who being by me duly sworn, did say that he/she is the President of HARMER MILL AND LOGGING SUPPLY CO., dba HARMER CO., an OREGON corporation, as the General Partner of and on behalf of MACTARNAHAN LIMITED PARTNERSHIP, an Oregon limited partnership, as Member of and on behalf of PORTLAND BREWING BUILDING, L.L.C., an Oregon limited liability company, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said entities, by authority duly given, and acknowledged the said instrument to be their act and deed.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON
                                             My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

On this 19 day of September, 2001, before me personally appeared R. M. MacTarnahan, who being by me duly sworn, did say that he/she is the President of HARMER MILL AND LOGGING SUPPLY CO., dba HARMER CO., an Oregon corporation, as the General Partner of and on behalf of MACTARNAHAN LIMITED PARTNERSHIP, an Oregon limited partnership, as Guarantor, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said entities, by authority duly given, and acknowledged the said instrument to be their act and deed.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON
                                             My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

On this 19 day of September, 2001, before me personally appeared R. M. MacTarnahan, who being by me duly sworn, did say that he/she is the President of HARMER MILL AND LOGGING SUPPLY CO., dba HARMER CO., an Oregon corporation, as the Guarantor, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said entities, by authority duly given, and acknowledged the said instrument to be their act and deed.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON
                                             My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

On this 17 day of September, 2001, before me personally appeared Charles A. Adams, who being by me duly sworn, did say that he/she is the President of ELECTRA PARTNERS, INC., an Oregon corporation, as Member of and on behalf of PORTLAND BREWING BUILDING, L.L.C., an Oregon limited liability company, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said entities, by authority duly given, and acknowledged the said instrument to be their act and deed.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON
                                             My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

On this 17 day of September, 2001, before me personally appeared Charles A. Adams, who being by me duly sworn, did say that he/she is the President of ELECTRA PARTNERS, INC., an Oregon corporation, as Guarantor, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said entity, by authority duly given, and acknowledged the said instrument to be its act and deed.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON
                                             My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

On this 19 day of September, 2001, before me personally appeared Patricia Mead Wall and Howard M. Wall, Jr., each of whom being by me duly sworn, did say that they are General Partners of L & L LAND, an Oregon general partnership, and did acknowledge the due execution of the foregoing instrument by him/her in behalf of said general partnership, as a Guarantor, by authority duly given, and acknowledged the said instrument to be their and its act and deed.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.

                                       /s/ Kathy A. Peabody
                                       --------------------
                                       Notary Public in and for OREGON #344244
                                       My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

This instrument was acknowledged before me on Sept. 19, 2001, by PATRICIA MEAD WALL and HOWARD M. WALL, JR.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON
                                             My commission expires on:  4/10/05

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

This instrument was acknowledged before me on 9/14, 2001, by PETER F. ADAMS.

                                             /s/ Martha McKinley
                                             -------------------
                                             Notary Public for OREGON
                                             My commission expires on:  11/9/04

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

This instrument was acknowledged before me on 9/17, 2001, by CHARLES A. ADAMS.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON

STATE OF OREGON                     )
                                    )ss.
County of Multnomah                 )

This instrument was acknowledged before me on 9/19, 2001, by ROBERT MACTARNAHAN.

                                             /s/ Kathy A. Peabody
                                             --------------------
                                             Notary Public in and for OREGON



















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
LENDER:                            CAPITAL CROSSING BANK,
                                   a Massachusetts chartered banking institution



                                   By:  /s/ W. Kenneth Weidman, Jr.
                                        ----------------------------------------
                                   Name (printed):  W. Kenneth Weidman, Jr.
                                   Title: Senior Vice President



STATE OF MASSACHUSETTS              )
                                    )ss.
County of Suffolk                   )

On this __th day of September, 2001 before me personally appeared W. Kenneth Weidman, Jr., to me known to be the Senior Vice President of CAPITAL CROSSING BANK, a Massachusetts chartered banking institution, the entity that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute said instrument for and on behalf of such entity.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed by seal the day and year first above written.



                                             /s/ Robert E. McCarthy
                                             ----------------------
                                             Notary Public in and for
                                             My appointment expires:



[Notarial Seal or Stamp]
                                                     ROBERT E. McCARTHY
                                                        Notary Public
                                             My Commission Expires Feb. 8, 2002










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